Exhibit 12.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Angeliki Frangou, certify that:

1. I have reviewed this amendment no. 1 to the annual report on Form 20-F of Navios Maritime Holdings Inc.; and

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date: September 11, 2013

/s/ Angeliki Frangou
Angeliki Frangou
Chief Executive Officer
(Principal Executive Officer)